                                                                 EXHIBIT 10.4


                                 AMENDMENT NO. 4

         AMENDMENT NO. 4, dated as of January 29, 1999 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through December 13, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among LEVIATHAN GAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks and other financial institutions (the "Lenders") parties hereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and ING (U.S.) CAPITAL CORPORATION, a Delaware corporation, as co-arranger for the Lenders (the "Co-Arranger").

                               W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived in the manner provided for in this Amendment; and

         WHEREAS, the Administrative Agent, the Co-Arranger and the Required Lenders are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Co-Arranger and the Required Lenders hereby agree as follows:

    1. Definitions. Unless otherwise defined herein, terms defined in the recitals to this Amendment have the meanings specified therein, and terms defined in the Credit Agreement (including all amendments thereto) are used herein as therein defined.

    2.   Amendments to Credit Agreement.

         (a) Amendment to Recitals. The second "Whereas" clause in the recitals is amended by adding immediately after the amount "$350,000,000" the phrase "(subject to further increase as provided in subsection 2.9 hereof)".

         (b) Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is amended by adding at the end of the definition of "Consolidated Net Worth" the following sentence:

     In calculating Consolidated Net Worth, any reductions thereto otherwise required by ceiling test write downs relating to oil and gas reserves shall be excluded.

         (b) Subsection 1.1 of the Credit Agreement is amended by adding to the definition of "Revolving Credit Commitments" the phrase "or increased" immediately after the word "reduced."

         (c) Amendment to Section 2. Section 2 of the Credit Agreement is amended by adding the following new subsection 2.9:

         2.9 Increase in Revolving Credit Commitments. (a) The Borrower may increase the aggregate Revolving Credit Commitments at any one time prior to May 28, 1999 by notifying the Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"). The Borrower shall offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (b) below. Each Commitment Increase Notice shall specify which Lenders the Borrower desires to participate in such Revolving Credit Commitment increase. Any such increase in the Revolving Credit Commitments shall become effective on the dates specified in the Commitment Increase Agreements referred to in paragraph (b) below.

         (b) Any Lender which accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to subsection 2.9(a) shall execute an agreement (a "Commitment Increase Agreement") with the Borrower and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased, and Schedule I shall be deemed to be amended to so increase the Revolving Credit Commitment and to reflect the resulting Commitment Percentages of the respective Lenders after giving effect to such increase.

         (c)  Notwithstanding anything to the contrary in this subsection 2.9
     (i) in no event shall any transaction effected pursuant to this subsection
     2.9 cause the aggregate Revolving Credit Commitments hereunder to exceed $375,000,000 and (ii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion. The Borrower will execute and deliver to the Administrative Agent a new Revolving Credit Note for each Lender which requests the same in the amount of the Revolving Credit Commitment of such Lender after giving effect to any increase in the Revolving Credit Commitments. Each such Lender will return the existing Revolving Credit Note held by it to the Administrative Agent.

         (d) Amendment to Subsection 8.1. Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the amount of "85,000,000" and substituting therefor the amount of "60,000,000."

     3.  Waivers to Credit Agreement.

         (a) It is the intention of the Borrower, the Administrative Agent, the Co-Arranger and the Lenders that the provisions in the Credit Agreement relating to the

Incurrence Limitation not be effective from the Amendment Effective Date through May 28, 1999. Each of the Administrative Agent, the Co-Arranger and the Lenders hereby waives compliance by the Borrower with the requirements of subsections 2.4, 3.1(a), 4.1(c) and 7.2(b)(ii)(y) during the period beginning the Amendment Effective Date through and including May 28, 1999 to the extent and only to the extent that such subsections relate to the Incurrence Limitation. All provisions waived as a result of this paragraph shall become binding once again as of May 29, 1999.

         (b) Each of the Administrative Agent, the Co-Arranger and the Lenders hereby waives compliance by the Borrower with the requirements of subsections 8.1(d) and 8.1(e) during the period beginning the Amendment Effective Date through and including May 28, 1999.

     4. Interest Rate. From the Amendment Effective Date through and including May 28, 1999 the Applicable Margin for (a) Alternate Base Rate Loans shall be 1.00% and (b) Eurodollar Loans shall be 2.25%, notwithstanding the pricing grid set forth in the definition of "Applicable Margin".

     5. Commitment Fee. From the Amendment Effective Date through and including May 28, 1999, the commitment fee under subsection 2.5 of the Credit Agreement payable to each Lender shall be computed at the rate per annum equal to .50% on the average daily amount of the Available Revolving Credit Commitment of such Lender rather than at the Applicable Margin therefor as set forth under the column heading "Commitment Fee".

     6. Forms of Commitment Increase Notice and Commitment Increase Agreement. The Commitment Increase Notice and Commitment Increase Agreement referred to in subsection 2.9 of the Credit Agreement, as amended hereby, shall be substantially in the form of Exhibits A and B hereto, respectively.

     7. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

         (a) The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment, and the other Loan Parties shall have executed and delivered to the Administrative Agent the attached Acknowledgment ("Acknowledgment") approving this Amendment.

         (b) The Administrative Agent shall have received from the Borrower (i) for the account of each Lender which executes and delivers this Amendment on or prior to the Amendment Effective Date, the fees associated with this Amendment and (ii) for the account of the Administrative Agent and the Co-Arranger, such additional fees as are separately agreed with the Borrower.

         (c) The Administrative Agent shall have received a certificate of each of the Borrower, Leviathan and each Subsidiary of the Borrower which is a Loan Party, dated the Amendment Effective Date, as to the incumbency and signature of the officers of each such Person executing this Amendment and the Acknowledgment, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Treasurer or any Vice President and the Secretary or any Assistant Secretary of each such Person.

         (d) The Administrative Agent shall have received the executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

     8.  General.

         (a) Representations and Warranties. After giving effect to the effectiveness of this Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

         (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

         (d) Governing Law; Counterparts. (i) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (ii) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                           LEVIATHAN GAS PIPELINE PARTNERS, L.P.


                                           By /s/ KEITH FORMAN
                                             -----------------------------------
                                             Name:    Keith Forman
                                             Title:   Chief Financial Officer


                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and Lender


                                           By /s/ PETER M. LING
                                             -----------------------------------
                                             Name:    Peter M. Ling
                                             Title:   Vice President


                                           ING (U.S.) CAPITAL CORPORATION, as
                                           Co-Arranger and Lender


                                           By /s/ W.K. GRANT
                                             -----------------------------------
                                             Name:    W.K. Grant
                                             Title:   Senior Vice President

                                           DEN NORSKE BANK ASA


                                           By /s/ MORTEN BJORNSEN
                                             -----------------------------------
                                             Name:    Morten Bjornsen
                                             Title:   Senior Vice President


                                           By /s/ BYRON L. COOLEY
                                             -----------------------------------
                                             Name:    Byron L. Cooley
                                             Title:   Senior Vice President



                                           WELLS FARGO BANK TEXAS, N.A.


                                           By /s/ CHRISTINA FAITH
                                             -----------------------------------
                                             Name:    Christina Faith
                                             Title:   Assistant Vice President

                                           MEESPIERSON CAPITAL CORP.


                                           By /s/ DARREL W. HOLLEY
                                             -----------------------------------
                                             Name:    Darrel W. Holley
                                             Title:   Senior Vice President


                                           By /s/ KAREL LOUMAN
                                             -----------------------------------
                                             Name:    Karel Louman
                                             Title:   Managing Director


                                           BANK OF SCOTLAND


                                           By /s/ ANNIE CHIN TAT
                                             -----------------------------------
                                             Name:    Annie Chin Tat
                                             Title:   Senior Vice President

                                           PARIBAS


                                           By /s/ BARTON D. SCHOUEST
                                             -----------------------------------
                                             Name:    Barton D. Schouest
                                             Title:   Managing Director

                                           By /s/ DOUGLAS R. LIFTMAN
                                             -----------------------------------
                                             Name:    Douglas R. Liftman
                                             Title:   Authorized Signatory

                                           CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                           By /s/ PHILIPPE SOUSTRA
                                             -----------------------------------
                                             Name:    Philippe Soustra
                                             Title:   Authorized Signatory


                                           FIRST UNION NATIONAL BANK


                                           By /s/ ROBERT R. WETTEROFF
                                             -----------------------------------
                                             Name:    Robert R. Wetteroff
                                             Title:   Senior Vice President

                                            ARAB BANKING CORPORATION (B.S.C.)



                                           By /s/ STEPHEN A. PLAUCHE
                                             -----------------------------------
                                             Name:    Stephen A. Plauche
                                             Title:   Vice President


                                           CREDIT AGRICOLE INDOSUEZ



                                           By /s/ JEAN YVES KLEIN
                                             -----------------------------------
                                             Name:    Jean Yves Klein
                                             Title:   Executive Vice President


                                           By /s/ GORDON JASON
                                             -----------------------------------
                                             Name:   Gordon Jason
                                             Title:  First Vice President &
                                                     Deputy Chief Credit Officer


                                             PNC BANK, NATIONAL ASSOCIATION



                                           By /s/ JULIE QUAID
                                             -----------------------------------
                                             Name:    Julie Quaid
                                             Title:   Assistant Vice President


                                           THE BANK OF NOVA SCOTIA



                                           By /s/ F.C.H. ASHBY
                                             -----------------------------------
                                             Name:    F.C.H. Ashby
                                             Title:   Senior Manager
                                                      Loan Operations


                                           HIBERNIA NATIONAL BANK


                                           By /s/ GARY C. CULBERTSON
                                             -----------------------------------
                                             Name:    Gary C. Culbertson
                                             Title:   Assistant Vice President

                                 ACKNOWLEDGMENT

     Each undersigned guarantors hereby consents and agrees to the foregoing Amendment and acknowledges and agrees that (i) all obligations of the Borrower under the Credit Agreement, as amended by the foregoing Amendment, including all obligations in respect any increase in the Revolving Credit Commitments and extensions of credit thereunder, are Obligations which are secured and guaranteed by the Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment) and
(iii) all references to Loans and Letters of Credit and Letters of Credit in the Security Documents refer to the Loans and Letter of Credit under the Credit Agreement, as amended by the foregoing Amendment, including the Loan made and Letters of Credit issued under any increase in the Revolving Credit Commitments effected pursuant to the Amendment.



LEVIATHAN GAS PIPELINE COMPANY

/s/ KEITH FORMAN
------------------------------------
Keith Forman
Chief Financial Officer

DELOS OFFSHORE COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------
Keith Forman
Chief Financial Officer

EWING BANK GATHERING COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------
Keith Forman
Chief Financial Officer

FLEXTREND DEVELOPMENT COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------
Keith Forman
Chief Financial Officer

GREEN CANYON PIPELINE COMPANY, L.L.C.

/s/ KEITH FORMAN
-------------------------------------
Keith Forman
Chief Financial Officer

LEVIATHAN OIL TRANSPORT SYSTEMS, L.L.C.

/s/ KEITH FORMAN
-------------------------------------
Keith Forman
Chief Financial Officer

MANTA RAY GATHERING COMPANY, L.L.C.

/s/ KEITH FORMAN
-------------------------------------
Keith Forman
Chief Financial Officer

POSEIDON PIPELINE COMPANY, L.L.C.

/s/ KEITH FORMAN
-------------------------------------
Keith Forman
Chief Financial Officer

SAILFISH PIPELINE COMPANY, L.L.C.

/s/ KEITH FORMAN
--------------------------------------
Keith Forman
Chief Financial Officer

STINGRAY HOLDING, L.L.C.

/s/ KEITH FORMAN
---------------------------------------
Keith Forman
Chief Financial Officer

TARPON TRANSMISSION COMPANY

/s/ KEITH FORMAN
----------------------------------------
Keith Forman
Chief Financial Officer

TRANSCO HYDROCARBONS COMPANY, L.L.C.

/s/ KEITH FORMAN
-----------------------------------------
Keith Forman
Chief Financial Officer

TEXAM OFFSHORE GAS TRANSMISSION, L.L.C.

/s/ KEITH FORMAN
-----------------------------------------
Keith Forman
Chief Financial Officer

TRANSCO OFFSHORE PIPELINE COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------------
Keith Forman
Chief Financial Officer

VK DEEPWATER GATHERING COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------------
Keith Forman
Chief Financial Officer

VK-MAIN PASS GATHERING COMPANY, L.L.C.

/s/ KEITH FORMAN
------------------------------------------
Keith Forman
Chief Financial Officer